EXHIBIT 99.1


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P
R
O                         CITIZENS FIRST NATIONAL BANK
X          This Proxy is Solicited on Behalf of the Board of Directors
Y
                        Special Meeting, April 12, 1999

The undersigned shareholder of Citizens First National Bank, hereby revoking all previous proxies, hereby appoints Joe H. Pickens and Michael Glenn and either of them, the attorney or attorneys and proxy or proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Citizens First National Bank to be held April 12, 1999, at 5:00 p.m., local time, at 500 North Summit Street, Crescent City, Florida 32112 and at any adjournments thereof, and to vote all shares of Citizens First National Bank that the undersigned shall be entitled to vote at such meeting. Said proxies are instructed to vote on the matters set forth in the Proxy Statement/Prospectus as specified below.

1. To approve the Reorganization Agreement dated as of January 14, 1999, providing for the merger of Citizens First National Bank with and into Carolina First Corporation, and, in connection therewith, the conversion of shares of common stock of Citizens First National Bank into shares of common stock of Carolina First Corporation, subject to the terms and conditions of the Reorganization Agreement.

FOR   [ ]                      AGAINST   [ ]                    ABSTAIN   [ ]

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL
NUMBER 1 AS SPECIFIED ABOVE.

Please sign exactly as name appears on stock certificate. When signing as attorney, administrator, trustee, guardian or agent, please indicate the capacity in which you are acting. If stock is held jointly, signature should appear for both names. If more than one trustee, all should sign. If stock is held by a corporation, please sign in full corporate name by authorized officer and give title of office. This Proxy may be revoked any time prior to its exercise.

Dated:                    , 1999
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Print Name (and title if appropriate)

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Signature


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Print Name (and title if appropriate)

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Signature


PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.